CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Spear & Jackson, Inc. (the "Company") on Form 10-QSB/A for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dennis Crowley, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

1)    The Report fully  complies with the  requirements  of Section 13(a) or 15
      (d) of the  Securities  Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Dennis Crowley
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Dennis Crowley
Chief Executive Officer

March 8, 2004